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                                                                   EXHIBIT 10.29

                                                                  EXECUTION COPY


                                     WAIVER


                WAIVER (this "Waiver") dated as of May 9, 2003 to the Amended and Restated Credit Agreement, dated as of May 23, 2002 (as amended, supplemented or otherwise modified from time to time the "Credit Agreement among COLE VISION CORPORATION, a Delaware corporation ("Cole Vision"), THINGS REMEMBERED, INC., a Delaware corporation ("Things Remembered"), and PEARLE, INC., a Delaware corporation ("Pearle"; Cole Vision. Things Remembered, and Pearle each being referred to as a "Borrower" and collectively as the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as syndication agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as documentation agent and CANADIAN IMPERIAL BANK OF COMMERCE, a Canadian-chartered bank acting through its New York Agency, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").


                                   WITNESSETH:


                WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

                WHEREAS, the Borrowers have requested that violations of a certain covenant in the Credit Agreement be waived in the manner provided for in this Waiver and the Lenders are willing to waive such violations, but only upon the terms and subject to the conditions set forth herein;

                NOW, THEREFORE, the parties hereto agree as follows:

                SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                SECTION 2. Waiver. The Lenders hereby waive any violation of
Section 8.1(a) of the Credit Agreement that has resulted as of the end of the fiscal quarters ended May 4, 2002, August 3, 2002, November 2, 2002 and February 1, 2003 or that may result as of the end of the fiscal quarter ending May 3, 2003, provided that such waiver shall automatically terminate and have no further force or effect if (a) it shall be determined that the Leverage Ratio exceeded 4.45 to 1.00 as of February 1, 2003 or (b) on any date during the period from February 2, 2003 through the date upon which such waiver shall expire pursuant to the immediately succeeding sentence, the ratio of (i) Total Indebtedness on such date to (ii) EBITDA for the twelve-month period most recently ended prior to such date for which financial statements shall have been delivered to each Lender pursuant to Section 7.1(c) of the Credit Agreement shall be determined to have exceeded, or shall exceed, as the case may be, 4.45 to 1.00. The waivers set forth in this Section shall expire and have no further force or effect on (x) May 17, 2003, if the Borrowers have not then furnished to each Lender CNG's Form 10-K for the fiscal year ended February 1, 2003 and CNG's restated Form lO-Q's for the fiscal quarters ended May 4,2002, August 3, 2002



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and November 2, 2002, (y) May 23, 2003, if the Borrowers have not then furnished to each Lender the revised financial projections of the balance sheet, statement of income and statement of cash flows on a Consolidated basis of CNG and its Subsidiaries for fiscal years 2003 through 2006 (which shall be in reasonable detail and on a quarter-by-quarter basis for fiscal years 2003 and 2004 and on a year-by-year basis for fiscal years 2005 and 2006 and shall be accompanied by a certificate of a Responsible Officer with respect thereto of a type described in
Section 7.2(c) of the Credit Agreement) or (z) June 30, 2003, otherwise. The Lenders acknowledge and agree that the changes in the reported financial condition of the Borrowers and their Subsidiaries as a result of the change in accounting treatment that occurred in the fiscal fourth quarter of 2002 for, among other things, sales of certain optical product warranties as a result of the re-audit of the financial statements of the Borrowers and the Subsidiaries for prior fiscal years by Deloitte & Touche, which have replaced Arthur Anderson as the Borrowers' auditors, do not result in a Material Adverse Effect.

                SECTION 3. Representations and Warranties. After giving effect to this Waiver, the Borrowers hereby confirm that the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date. Each Borrower represents and warrants that, after giving effect to this Waiver, no Default or Event of Default (other than any which has been hereby waived) has occurred and is continuing.

                SECTION 4. Effectiveness. This Waiver shall become effective upon execution and delivery by each of the Borrowers, the other Loan Parties, the Administrative Agent and the Majority Lenders.

                SECTION 5. Continuing Effect of Credit Agreement. This Waiver shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders or the Administrative Agent. The provisions of the Credit Agreement are and shall remain in full force and effect.

                SECTION 6. Counterparts. This Waiver may be executed by one or more of the parties hereto on any number of separate counterparts, and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Waiver (or its signature page thereof) shall be deemed to be an executed original thereof.

                SECTION 7. Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Waiver, including without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                SECTION 8. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                             COLE VISION CORPORATION


                             By: /s/ JOSEPH GAGLIOTI
                                 ---------------------------------
                                 Title: Joseph Gaglioti
                                        Treasurer and Assistant Secretary

                             THINGS REMEMBERED, INC.


                             By: /s/ JOSEPH GAGLIOTI
                                 ---------------------------------
                                 Title: Joseph Gaglioti
                                        Treasurer and Assistant Secretary


                             PEARLE, INC.


                             By: /s/ JOSEPH GAGLIOTI
                                 ---------------------------------
                                 Title: Joseph Gaglioti
                                        Vice President, Treasurer and Asst. Sec.


                             CANADIAN IMPERIAL BANK OF
                             COMMERCE, NEW YORK AGENCY,
                             as Administrative Agent


                             By: /s/ GERALD GIRARDI
                                 ---------------------------------
                                 Title:    GERALD GIRARDI
                                         EXECUTIVE DIRECTOR
                                 CIBC WORLD MARKETS CORP., AS AGENT


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CIBC INC.



By: /s/ GERALD GIRARDI
    ---------------------------------
    Name:  GERALD GIRARDI
    Title: EXECUTIVE DIRECTOR
    CIBC WORLD MARKETS CORP., AS AGENT


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LEHMEN COMMERCIAL PAPER INC.



By: /s/ FRANCIS CHANG
    ---------------------------------
    Name:  FRANCIS CHANG
    Title: AUTHORIZED SIGNATORY


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WACHOVIA BANK, NATIONAL ASSOCIATION



By: /s/ WILLIAM F.FOX
    ---------------------------------
    Name:  William F. Fox
    Title: Vice President


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KEYBANK NATIONAL ASSOCIATION



By: /s/ DAVID J. WECHTER, VP
    ---------------------------------
    Name:  David J. Wechter
    Title: Vice President




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FIFTH THIRD BANK



By: /s/ JAMES P. BYRNES
    ---------------------------------
    Name:  James P. Byrnes
    Title: Vice President




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                                   The undersigned Guarantors do hereby consent
                                   and agree to the foregoing Waiver:



                                   COLE NATIONAL CORPORATION


                                   By: /s/ JOSEPH GAGLIOTI
                                       ---------------------------------
                                       Title: Joseph Gaglioti
                                              Vice President and Treasurer

                                   COLE NATIONAL GROUP, INC.


                                   By: /s/ JOSEPH GAGLIOTI
                                       ---------------------------------
                                       Title: Joseph Gaglioti
                                              Vice President and Treasurer


                                   BAY CITIES OPTICAL COMPANY


                                   By: /s/ JOSEPH GAGLIOTI
                                       ---------------------------------
                                       Title: Joseph Gaglioti
                                              Treasurer and Asst. Secretary

                                   WESTERN STATES OPTICAL, INC.


                                   By: /s/ JOSEPH GAGLIOTI
                                       ---------------------------------
                                       Title: Joseph Gaglioti
                                              Treasurer and Asst. Secretary


                                   COLE VISION SERVICES, INC.


                                   By: /s/ JOSEPH GAGLIOTI
                                       ---------------------------------
                                       Title: Joseph Gaglioti
                                              Treasurer


                                   COLE LENS SUPPLY, INC.


                                   By: /s/ JOSEPH GAGLIOTI
                                       ---------------------------------
                                       Title: Joseph Gaglioti
                                              Treasurer and Asst. Secretary


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                                   THINGS REMEMBERED PERSONALIZED
                                   GIFTS, INC.


                                   By: /s/ JOSEPH GAGLIOTI
                                       ---------------------------------
                                       Title: Joseph Gaglioti
                                              Treasurer and Asst. Secretary

                                   PEARLE VISION, INC.


                                   By: /s/ JOSEPH GAGLIOTI
                                       ---------------------------------
                                       Title: Joseph Gaglioti
                                              Vice President, Treasurer,
                                              Asst. Secretary


                                   AMERICAN VISION CENTERS, INC.



                                   By: /s/ JOSEPH GAGLIOTI
                                       ---------------------------------
                                       Title: Joseph Gaglioti
                                              Vice President, Treasurer,
                                              Asst. Secretary

                                   NUVISION, INC.


                                   By: /s/ JOSEPH GAGLIOTI
                                       ---------------------------------
                                       Title: Joseph Gaglioti
                                              Vice President, Treasurer,
                                              Asst. Secretary